Exhibit 10.10

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT. SUCH SECURITIES MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO ANY U.S. PERSON EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE U.S. SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT.

Aug. 2, 2013

MinJay Holdings Ltd. 398 New Dundee Rd Kitchener, Ontario, Canada N2P 2N7	Stephanie Carey 21 Corlet Rd., P.O. Box CB 10985, Nassau, Bahamas

Tripod Enterprises Ltd. 137 Mackey Street, P.O. Box N 7780, Nassau, Bahamas	Erika Knowles 137 Mackey Street, P.O. Box N 7780, Nassau, Bahamas

Andrew Butler West Bay Street, P. O. Box CB 13049, Nassau, Bahamas	James Lalonde Unit 46 - 225 Benjamin Rd., Waterloo, Ontario, N2V 1Z3

Cleavon Nixon Windsor Field Road, P. O. Box So 59229, Nassau, Bahamas

Re: Letter of Intent for the Acquisition of the Waters Sunset Gold Property, located in Yavapai County, Arizona

This letter of intent (the “LOI”) confirms our intention to effect the acquisition of a 100% legal and beneficial interest in and to the Waters Sunset Gold Property (excluding the water rights, specifically 51 miner’s inches, separately deeded to MinJay Holdings Ltd., and not part of this Letter of Intent for the Acquisition), located in Yavapai County, Arizona (the “Property”) on the terms set forth below (the “Transaction”). This LOI is not intended to create legally binding obligations except as set out in paragraphs 6 and 7 below but will serve as the basis for negotiating a definitive agreement (the “Definitive Agreement”) leading to the completion of the Transaction. All references to currency in this LOI are to the lawful currency of the United States of America.

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1.	The Transaction

1.1          Structure: Focus Gold Corporation (“Focus”) proposes to acquire from each of MinJay Holding Ltd. (“MinJay”), Stephanie Carey, Tripod Enterprises Ltd., Erika Knowles, Andrew Butler, James Lalonde and Cleavon Nixon (each, a “Co-Vendor” and collectively, the “Co-Vendors” and each of Focus and the Co-Vendors being hereinafter singularly also referred to as a “Party” and collectively referred to as the “Parties” as the context so requires) 100% of the Co-Vendors legal and beneficial interest in and to the Purchase Contract, (excluding certain water rights, separately deeded to MinJay Holdings Ltd., and not part of this agreement) dated June 13, 2013, between MinJay and each of Bobby J. Westbrook and Wanda Westbrook (Collectively the “Westbrooks”) (the “Head Agreement”), and to the Property, if any. The Property is more particularly described in the Head Agreement attached as Schedule “A” hereto, which is considered an integral part of this LOI.

1.2          Consideration: The consideration payable by Focus to the Co-Vendor for acquiring their rights in the Head Agreement shall consist of:

1) a $70,000 non-refundable payment payable to the order and direction of MinJay in respect of payments made by MinJay to the Westbrooks under the Head Agreement of $75,000, on the Closing Date (as defined below);

2) issuance of $600,000 of Series B Non-Voting 6% Convertible Preferred Stock of Focus, redeemable on or after the second anniversary of the Closing Date (the “Convertible Preferred Stock”), to the order and direction of MinJay as to $175,000 of the Series B Non-Voting 6% Convertible Preferred Stock of Focus and to the Westbrooks as to $425,000 of the Series B Non-Voting 6% Convertible Preferred Stock of Focus A mortgage in the amount of $425,000 shall be granted on the Property to the Westbrooks to secure Focus’s redemption obligation under the terms of the Convertible Preferred Stock issued to the Westbrooks; and

3) issuance of 60,000,000 fully paid and restricted shares in the common stock of Focus (each, a “Share” and together with the Convertible Preferred Stock and the Conversion Shares, the “Securities”), at a deemed issuance price of $0.01 per Share, to be issued on the Closing Date to each of the Co-Vendors in the quantity set forth next to each such Co-Vendors name in the table below.

Stephanie Carey	9,800,000 Shares
MinJay Holdings Ltd.	9,800,000 Shares
Tripod Enterprises Ltd.	9,800,000 Shares
Erika Knowles	9,800,000 Shares
Andrew Butler	9,000,000 Shares
James Lalonde	2,000,000 Shares
Cleavon Nixon	9,800,000 Shares

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1.3          Restrictions Applicable to Securities: The Securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or under the securities laws of any state of the United States, and will be issued only pursuant to an exemption from such registration requirements, and pursuant to exemptions from the registration and prospectus requirements of all other applicable securities laws (including, without limitation, the Securities Act (Ontario). The Securities will be issued in certificated form as “restricted securities” as defined in Rule 144(a)(3) under the U.S. Securities Act and will be subject to such additional restrictions on resale as may be applicable under relevant securities laws.

Certificates representing the Convertible Preferred Stock will be imprinted with restrictive legends substantially in the following forms:

“THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON CONVERSION THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND SUCH LAWS COVERING SUCH SECURITIES, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY STATING THAT SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT. THE SECURITIES REPRESENTED HEREBY CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONVERTED INTO COMMON STOCK BY OR FOR THE ACCOUNT OR BENEFIT OF A “U.S. PERSON” OR A PERSON IN THE UNITED STATES, UNLESS THE SECURITIES REPRESENTED HEREBY AND THE UNDERLYING COMMON STOCK HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT FOUR MONTHS AND ONE DAY AFTER THE LATER OF (I) [the date of issuance of the Securities will be inserted], AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.”

Certificates representing the Shares will be imprinted with a restrictive legend substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND SUCH LAWS COVERING SUCH SECURITIES, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY STATING THAT SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT. THE SECURITIES REPRESENTED HEREBY CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT.”

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Certificates representing any Shares issued to a resident of Canada or to any person who is otherwise subject to the securities laws of a Canadian jurisdiction will also be imprinted with a restrictive legend substantially in the following form:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT FOUR MONTHS AND ONE DAY AFTER THE LATER OF (I) [the date of issuance of the Securities will be inserted], AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.”

Each Co-Vendor who is a resident of Canada, or who is otherwise subject to the securities laws of a Canadian jurisdiction, acknowledges that Focus is not a reporting issuer under the securities legislation of any Canadian jurisdiction, and there is no assurance that Focus will become a reporting issuer in Canada with the result that any Securities issued to MinJay may be subject to indefinite resale restrictions under National Instrument 45-102 – Resale of Securities, as adopted by the Canadian Securities Administrators.

1.4           Terms and Conditions: The Definitive Agreement under which the Parties will agree to carry out the Transaction will contain provisions that are customary for a transaction of this nature and will include (but not be limited to) representations and warranties from Focus and the Co-Vendors, including a representation from the Co-Vendors to Focus that each Co-Vendor holds an interest in and to the Head Agreement. The closing conditions in favour of Focus and the Co-Vendors will include the following:

(a)	approvals of the boards of directors of the Parties, if applicable, of the Definitive Agreement;

(b)	obtaining any required consents of third parties;

(c)	completion, to the sole satisfaction of Focus, of due diligence investigations of the Property to be completed by Aug. 15, 2013;

(d)	all representations in the Definitive Agreement being accurate as of the closing of the Transaction;

(e)	no adverse material change in the status of the Property prior to the closing of the Transaction;

(f)	closing of the Transaction to be completed on a best efforts basis by the Parties within the following parameters:

(i)	notice of completion of substantial due diligence and board approval by the Parties (if applicable) by Aug. 15, 2013;

(ii)	execution of Definitive Agreement by Aug. 16, 2013; and

(iii)	closing of Transaction by Aug. 22, 2013.

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The Parties will work diligently during this period but recognize that regulatory and other market delays may require adjustments to this timetable.

MinJay will agree that, in order to facilitate the closing of the Transaction, it will use all reasonable efforts:

(a)	to assist Focus in raising a minimum of $90,000 by way of a private placement prior to closing of the Transaction;

(b)	to enter into a consulting agreement with Focus, the terms and conditions of which shall be negotiated in good faith, to raise capital and provide market support for Focus through MinJay’s international investor network.

Stephanie Carey will agree to enter into a consulting agreement with Focus, the terms and conditions of which shall be negotiated in good faith, to support Focus in its rebuilding efforts.

Each of the Co-Vendors acknowledge that it may not act as a finder in respect of any securities offerings that may be effected by Focus in the United States absent registration as a broker-dealer under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable state securities laws, unless an exemption from such registration requirements is available.

2.	Due Diligence

Focus and its duly authorized representatives will be entitled to make such investigations of the Property and such other matters relating to the transaction contemplated herein as Focus deems advisable. Without limiting the generality of the foregoing, the Co-Vendors will make available, or cause to be made available, to Focus and its duly authorized representatives all documentation in any way relating to the Property. Any obligation of Focus herein or in the Definitive Agreement will be subject to the aforesaid investigation being to the satisfaction of the Focus, in its sole discretion.

3.	Definitive Agreement

While Focus is conducting the due diligence investigations described in section 2 above, Focus and the Co-Vendors intend to negotiate in good faith to agree upon a form of Definitive Agreement setting out in detail the terms and conditions of the sale and purchase of the Property. The Definitive Agreement will incorporate the terms and conditions set out in this LOI together with such other terms and conditions as the Parties consider necessary or desirable, including representations, warranties and covenants, indemnities from the Parties relating to such representations, warrants and covenants and conditions to closing. Unless Focus is dissatisfied with the results of its due diligence investigations and notifies the Co-Vendors accordingly, Focus and MinJay intend to complete negotiations of the terms of the Definitive Agreement and to execute the Definitive Agreement within 14 calendar days of the date hereof. The closing of the Transaction shall take place on a date agreed to by the Parties in the Definitive Agreement (the “Closing Date”), which the Parties will agree shall be no later than Aug. 31, 2013, unless extended by mutual agreement of the Parties.

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4.	Indemnities in the Definitive Agreement

While the Definitive Agreement will contain usual indemnities applicable to property purchase agreements, the Definitive Agreement will also contain further indemnities in favour of Focus indemnifying it from any and all liabilities which the Co-Vendors may become obligated to pay arising in respect of time period prior to or events occurring prior to the time of closing of the Transaction. Any pending litigation or claims against the Co-Vendors with respect to the Property as of the closing of the Transaction will be, and remain, the responsibility of the Co-Vendors.

5.	Transaction Costs

In the event that the Transaction does not close, each of the Parties will be responsible for all costs (including, but not limited to, financial advisory, accounting, legal and other professional or consulting fees and expenses) incurred by it in connection with the transactions contemplated hereby.

6.	Publicity; Non-Disclosure of this Letter; Non-Solicitation of Other Proposals

Neither Focus nor the Co-Vendors will make any announcement, issue any press release or otherwise disclose the existence of this LOI, without prior consultation with the other Party. Each of the Co-Vendors acknowledges that, as a reporting company under the Exchange Act, Focus will be required to give public disclosure about the Transaction. In addition, Focus intends to file a current report on Form 8-K announcing this LOI.

Each of the Co-Vendors agrees that: (i) it will not disclose the existence of this LOI or any of the terms hereof to any third party who might reasonably be expected to have interest in acquiring the Property; and (ii) it will not solicit or encourage any proposal from any other person to purchase the Property, in each case until the transactions contemplated by this LOI have closed or until Aug. 26, 2013, whichever will first occur.

7.	Confidentiality Agreements

Each Party agrees that any information provided to the other in connection with the negotiation and entering into of the Definitive Agreement will be maintained in confidence, will not be disclosed to any other Party, other than each Party’s respective professional advisors, except where disclosure is compelled by applicable law and will not be used by the Party for any purpose other than the evaluation and completion of the Transaction. Each Party will ensure that its respective officers, directors, employees and consultants will agree to maintain all information in connection with this LOI confidential. All obligations regarding confidentiality will survive termination of this LOI.

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8.	General

This LOI will be governed by and construed in accordance with the laws of the State of California. Focus and the Co-Vendors submit to the jurisdiction of the courts of California with respect to any matters arising out of this letter.

This document constitutes a non-legally binding memorandum of understanding (except for paragraphs 6 and 7) between us with respect to the principal terms and conditions to be included in the Definitive Agreement.

If you are in agreement with the foregoing, please confirm that this LOI accurately sets forth your understanding of the terms of the proposed Transaction and the other matters set forth herein, by signing a copy of this letter below and returning it to us prior to 5:00 p.m. (Pacific time) on Aug. 5, 2013, failing which this letter shall be null and void.

This LOI may be executed in any number of counterparts, each of when executed and delivered (including by way of facsimile) is an original but all of which taken together shall constitute one and the same instrument.

Yours very truly,

Focus Gold CorpORATION

Per:	/s/ Gordon F. Lee
Authorized Signatory

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Agreed and confirmed this 2nd day of Aug., 2013. Each of the Co-Vendors represents and warrants that it was not offered any Securities in the United States; it was outside the United States when it received this LOI, and it did not execute or deliver this LOI in the United States.

MinJay Holdings Ltd.		STEPHANIE CAREY

Per:	/s/ Rob Kelly	/s/ Stephanie Carey
Authorized Signatory

TRIPOD ENTERPRISES LTD.		ERIKA KNOWLES

Per:	/s/ Anastasia Francis	/s/ Erika Knowles
Authorized Signatory

ANDREW BUTLER	JAMES LALONDE

/s/ Andrew Butler	/s/ James Lalonde

CLEAVON NIXON

/s/ Cleavon Nixon

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SCHEDULE A

HEAD AGREEMENT AND PROPERTY

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Realty One Group

VACANT LAND/LOT PURCHASE CONTRACT

Page 1 of 10

Document Updated: February 2013

ARIZONA Association of REALTORS® REAL SOLUTIONS. REALTOR® SUCCESS.

The pre-printed portion of this form has been drafted by the Arizona Association of REALTORS®. Any change in the pre-printed language of this form must be made in a prominent manner. No representations are made as to the legal validity, adequacy and/or effects of any provision, including tax consequences thereof. If you desire legal, tax or other professional advice, please consult your attorney, tax advisor or professional consultant.

If subdivided land or unsubdivided land is being sold by a subdivider, i.e., a person who owns 6 or more lots, a public report will generally be required and an Addendum regarding subdivided or unsubdivided land must be executed by the Seller and Buyer.

1. PROPERTY

1a. BUYER: MINJAY HOLDINGS LTD. BY: ROB KELLY (BUYER'S NAME(S))

SELLER: BOBBY J. WESTBROOK, WANDA WESTBROOK (SELLER'S NAME(S)) or ☐ as identified in Section 9c.

Buyer agrees to buy and Seller agrees to sell the real property with all improvements, fixtures, and appurtenances thereon or incidental thereto, if any, plus the personal property described herein (collectively the "Property").

1b. Property Address: 13300 S US HWY 93 Zoning: RURAL

Assessor's #(s): 200-16-007B & 201-16-007B

City: PRESCOTT County: YAVAPAI AZ, Zip Code: ______

Legal Description: EUREKA MINING DIST MS 1260 ALL WATERS SUNSET CLAIM, MILLSITE, & H2O RIGHTS or ☐ see attached legal description.

1c. $ 500,000.00 Full Purchase Price, paid as outlined below

$ 5,000.00 [Non-refundable] Earnest money TO OPEN ESCROW AT PIONEER TITLE-VALARIE OR PEGGY

$ 70,000.00 [Non-refundable] TO BE WIRED TO TITLE COMPANY 3 DAYS PRIOR TO CLOSING. [Plus Interest]

$ 425,000.00 TO BE PAID QUARTERLY AS OF ~~09/01/2014~~ [1/1/2014] AND LAST PAYMENT OF ~~$325,000.0~~ [106,250.00]

TO BE PAID ON OR BEFORE 06/01/2015 @ 6% INTEREST WITH NO PRE-PAYMENT PENELTY.

1d. **Incidental Improvements:** Buyer is purchasing the Property as vacant land. Any improvements, fixtures and appurtenances thereon or incidental thereto are being transferred in their existing condition ("AS-IS") and Seller makes no warranty to Buyer, expressed or implied, as to their condition except as provided for in section 5a

1e. **Fixtures and Personal Property:** Seller agrees that all existing fixtures on the Property; and any existing personal property specified herein, shall be included in this sale, including the following:

______

______

Personal property included herein shall be transferred with no monetary value, and free and clear of all liens or encumbrances.

Fixtures and leased items NOT included: ______

1f. **Close of Escrow:** Close of Escrow ("COE") shall occur when the deed is recorded at the appropriate county recorder's office. Buyer and Seller shall comply with all terms and conditions of this Contract, execute and deliver to Escrow Company all closing documents, and perform all other acts necessary in sufficient time to allow COE to occur on ON-BEFORE07/31/2013 (MONTH) ______ (DAY), ______ (YEAR) ("COE Date"). If Escrow Company or recorder's office is closed on COE Date, COE shall occur on the next day that both are open for business.

Buyer shall deliver to Escrow Company a cashier's check, wired funds or other immediately available funds to pay any down payment, additional deposits or Buyer's closing costs, and instruct the lender, if applicable, to deliver immediately available funds to Escrow Company, in a sufficient amount and in sufficient time to allow COE to occur on COE Date.

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Vacant Land/Lot Purchase Contract - Updated: February 2013
Copyright © 2013 Arizona Association of REALTORS®.
All rights reserved.
Page 1 of 10

BW	WW	<Initials	Initials>	[signature]	[signature]
SELLER	SELLER			BUYER	BUYER

Realty One Group 17235 N. 75th Ave, Glendale, AZ 85308
Phone: (928)231-3333 Fax: 1-877-363-0754 Victoria Blackburn Untitled
Produced with zipForm® by zipLogix 18070 Fifteen Mile Road, Fraser, Michigan 48026 www.zipLogix.com

Received Time Jun. 9. 11:21PM

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1g. **Possession:** Seller shall deliver access to keys and/or means to operate all locks, mailbox, and all common area facilities, subject to the rights of tenants under existing leases, to Buyer at COE or [ ] ________. Broker(s) recommend that the parties seek appropriate counsel from insurance, legal, tax, and accounting professionals regarding the risks of pre-possession or post-possession of the Property.

1h. **Addenda Incorporated:** [ ] Additional Clause [x] Assumption/Carryback [ ] Buyer Contingency [ ] Domestic Water Well [ ] H.O.A. [ ] Market Conditions Advisory [ ] On-site Wastewater Treatment Facility [ ] Short Sale [ ] Vacant Land/Lot Purchase Contract Addendum Regarding Subdivided or Unsubdivided Land

[ ] Other: ______________________________

1i. **IF THIS IS AN ALL CASH SALE: Buyer shall provide Seller, within five (5) days or ____ days after Contract acceptance, either a Letter of Credit or a Source of Funds Letter from a financial institution documenting the availability of funds to close escrow as agreed. Section 2 shall not apply, GO TO SECTION 3.**

2. FINANCING

2a. **Type of Financing:** [ ] Conventional [ ] FHA [ ] VA [ ] USDA [ ] Assumption [x] Seller Carryback

[ ] ______________________________

(If financing is to be other than new financing, see attached addendum.)

2b. **Financing:** This sale [ ] is [x] is **not contingent upon Buyer obtaining a satisfactory financing commitment within Due Diligence Period pursuant to Section 6a. (If sale is not contingent on a financing commitment, go to Section 2k.)**

2c. **Financing Commitment Contingency Period:** If the sale is contingent upon Buyer obtaining a satisfactory financing commitment, Buyer shall have the Due Diligence Period to obtain a financing commitment, including appraised value, satisfactory to Buyer in Buyer's sole discretion, for a loan to purchase the Property or Buyer may cancel this Contract and receive a refund of the Earnest Money. **PRIOR TO THE EXPIRATION OF THE DUE DILIGENCE PERIOD, BUYER SHALL DELIVER TO SELLER AND ESCROW COMPANY NOTICE THAT BUYER HAS NOT RECEIVED SUCH SATISFACTORY FINANCING COMMITMENT OR BUYER SHALL BE DEEMED TO HAVE WAIVED THE FINANCING COMMITMENT CONTINGENCY AND ANY RIGHT TO CANCEL DUE TO FINANCING.**

2d. **Pre-Qualification:** A completed AAR Pre-Qualification Form [ ] is [x] is not attached hereto and incorporated herein by reference.

2e. **Loan Status Update:** Buyer shall deliver to Seller the Loan Status Update (LSU) with at a minimum lines 1-40 completed describing the current status of the Buyer's proposed loan within five (5) days after Contract acceptance and instruct lender to provide an updated LSU to Broker(s) and Seller upon request.

2f. **Loan Processing During Escrow:** Buyer agrees to diligently work to obtain the loan and will promptly provide the lender with all additional documentation required. **Buyer shall sign all loan documents no later than three (3) days prior to the COE Date.**

2g. **Loan Costs:** Buyer shall pay all costs of obtaining the loan, except as provided herein.

2h. **VA Loan Costs:** In the event of a VA loan, Seller agrees to pay the escrow fee and up to $ ______________ of loan costs not permitted to be paid by the Buyer, in addition to the other costs Seller has agreed to pay herein, including Seller's Concessions.

2i. **Changes:** Buyer shall immediately notify Seller of any changes in the loan program, financing terms, or lender described in the Pre-Qualification Form if attached hereto or LSU provided within five (5) days after Contract acceptance and shall only make any such changes without the prior written consent of Seller if such changes do not adversely affect Buyer's ability to obtain loan approval without Prior to Document (PTD) conditions, increase Seller's closing costs, or delay COE.

2j. **Appraisal Fee(s):** Appraisal Fee(s), when required by Lender, shall be paid by [ ] Buyer [ ] Seller [x] Other NA

Appraisal Fee(s) [ ] are [x] are not included in Seller Concessions, if applicable.

2k. **Partial Release, if applicable:** Buyer and Seller agree that any partial releases will be addressed under Additional Terms and Conditions or attached Addendum. Broker(s) recommend the parties seek appropriate counsel regarding the risks of partial release.

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Vacant Land/Lot Purchase Contract • Updated: February 2013
Copyright © 2013 Arizona Association of REALTORS®. All rights reserved.

SELLER	SELLER	<Initials	Initials>	BUYER	BUYER

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2l. Subordination: If applicable, Seller carryback financing ☐ is ☒ is not to be subordinated to a construction loan. If Seller agrees to subordination, such subordination shall only be allowed if the Seller Carryback financing is not in default and if the Seller approves the terms and conditions of the construction loan to be recorded as a senior loan. Approval will not be unreasonably withheld. IF SELLER SUBORDINATES THE SELLER CARRYBACK FINANCING TO A SENIOR LOAN, THE SELLER ACKNOWLEDGES THAT IN ORDER TO PROTECT THE SELLER CARRYBACK FINANCING, THE SELLER MAY HAVE TO MAKE PAYMENTS ON THE SENIOR LOAN IF THE SENIOR LOAN IS IN DEFAULT. Broker(s) recommend the parties seek appropriate counsel regarding the risks of subordination.

3. TITLE AND ESCROW

3a. Escrow: This Contract shall be used as escrow instructions. The Escrow Company employed by the parties to carry out the terms of this Contract shall be:

PIONEER TITLE AGENCY-PEGGY COPPINGE (928)684-2466
ESCROW/TITLE COMPANY PHONE

(928)684-2735 PEGGY.COPPINGER@PTAAZ.COM
FAX EMAIL

186 N. TEGNER ST., WICKENBURG, AZ. 85390
ADDRESS

3b. Title and Vesting: Buyer will take title as determined before COE. Taking title may have significant legal, estate planning and tax consequences. Buyer is advised to obtain legal and tax advice.

3c. Title Commitment and Title Insurance: Escrow Company is hereby instructed to obtain and deliver to Buyer and Seller directly, addressed pursuant to 8s and 9c or as otherwise provided, a Commitment for Title Insurance together with complete and legible copies of all documents that will remain as exceptions to Buyer's policy of Title Insurance ("Title Commitment"), including but not limited to Conditions, Covenants and Restrictions ("CC&Rs"); deed restrictions; and easements within fifteen (15) days after Contract acceptance. Buyer shall have prior to the expiration of the Due Diligence Period to provide written notice of any items disapproved. Buyer shall be provided, at Seller's expense, a Standard Owner's Title Insurance Policy showing the title vested in Buyer. Buyer may acquire extended coverage(s) at Buyer's own additional expense.

Seller shall convey title by warranty deed, subject to existing taxes, assessments, covenants, restrictions, rights of way, easements and all other matters of record or ☐ ______________________ deed.

3d. Additional Instructions: (i) Escrow Company shall promptly furnish notice of pending sale that contains the name and address of the Buyer to any homeowner's association in which the Property is located. (ii) If the Escrow Company is also acting as the title agency but is not the title insurer issuing the title insurance policy, Escrow Company shall deliver to the Buyer and Seller, upon deposit of funds, a closing protection letter from the title insurer indemnifying the Buyer and Seller for any losses due to fraudulent acts or breach of escrow instructions by the Escrow Company. (iii) All documents necessary to close this transaction shall be executed promptly by Seller and Buyer in the standard form used by Escrow Company. Escrow Company shall modify such documents to the extent necessary to be consistent with this Contract. (iv) Escrow Company fees, unless otherwise stated herein, shall be allocated equally between Seller and Buyer. (v) Escrow Company shall send to all parties and Broker(s) copies of all notices and communications directed to Seller, Buyer and Broker(s). (vi) Escrow Company shall provide Broker(s) access to escrowed materials and information regarding the escrow. (vii) If an Affidavit of Disclosure is provided, Escrow Company shall record the Affidavit at COE.

3e. Prorations, Expenses and Adjustments:

Taxes: Real property taxes payable by the Seller shall be prorated through COE, based upon the latest tax bill available. The parties agree that any discrepancy between the latest tax bill available and the actual tax bill when received shall be handled as a Post Closing Matter and Buyer or Seller may be responsible for additional tax payments to each other.

Rents, Interest and Expenses: Rents; interest on existing notes, if transferred; utilities; and operating expenses shall be prorated through COE. The Parties agree to adjust any rents received after COE as a Post Closing Matter.

Deposits: All deposits held by Seller pursuant to rent/lease agreement(s) shall be credited against the cash required of Buyer at COE or ☐ paid to Buyer by Seller at COE.

3f. Post Closing Matters: The parties shall promptly adjust any item to be prorated that is not determined or determinable at COE as a Post Closing Matter by appropriate cash payment to the other party outside of the escrow when the amount due is determined. Seller and Buyer agree that Escrow Company and Broker(s) are relieved of any responsibility for said adjustments.

>>

Vacant Land/Lot Purchase Contract • Updated: February 2013
Copyright © 2013 Arizona Association of REALTORS®. All rights reserved.

GW | WW <Initials | SELLER | SELLER

Initials> | BUYER | BUYER

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4i. **H.O.A. / Condominium / Planned Community:** The Property ☐ is ☒ is not located within a homeowners' association/ condominium/planned community. If yes, the HOA addendum is attached hereto and incorporated by reference.

4j. **Changes During Escrow:** Seller shall immediately notify Buyer of any changes in the Property or disclosures made herein, in the SPDS, or otherwise. Such notice shall be considered an update of the SPDS. Unless Seller is already obligated by Section 5a. or otherwise by this Contract or any amendments hereto, to correct or repair the changed item disclosed, Buyer shall be allowed prior to the expiration of the Due Diligence Period or five (5) days after delivery of such notice, whichever is later, to provide notice of disapproval to Seller.

5. WARRANTIES

5a. **Seller Warranties:** Seller warrants and shall maintain and repair the Property so that at the earlier of possession or COE the Property and any personal property included in the sale, will be in substantially the same condition as on the date of Contract acceptance; and all personal property not included in the sale and all debris will be removed from the Property.

5b. **Warranties that Survive Closing:** Seller warrants that Seller has disclosed to Buyer and Broker(s) all material latent defects and any information concerning the Property known to Seller, excluding opinions of value, which materially and adversely affect the consideration to be paid by Buyer. Prior to the COE, Seller warrants that payment in full will have been made for all labor, professional services, materials, machinery, fixtures, or tools furnished within the 150 days immediately preceding the COE in connection with the construction, alteration, or repair of any structure on or improvement to the Property. Seller warrants that the information regarding connection to a sewer system or on-site wastewater treatment facility (conventional septic tank or alternative system) is correct to the best of Seller's knowledge.

5c. **Buyer Warranties:** Buyer warrants that Buyer has disclosed to Seller any information that may materially and adversely affect the Buyer's ability to close escrow or complete the obligations of this Contract. At the earlier of possession of the Property or COE, Buyer warrants to Seller that Buyer has conducted all desired independent inspections and investigations and accepts the Property. **Buyer warrants that Buyer is not relying on any verbal representations concerning the Property except disclosed as follows:** ______________________________

____

6. DUE DILIGENCE

6a. **Due Diligence Period:** Buyer's due diligence and inspection period shall be thirty (30) days or ________ days after the Contract acceptance ("Due Diligence Period"). During Due Diligence Period Buyer shall perform all inspections and investigations to satisfy Buyer with respect to the physical condition of the Property, financing, appraised value, the condition of title to the Property and as to the feasibility and suitability of the Property for Buyer's intended purpose. During the Due Diligence Period, Buyer, at Buyer's expense, shall: (i) conduct all desired physical, environmental, and other types of inspections and investigations to determine the value and condition of the Property; (ii) make inquiries and consult government agencies, lenders, insurance agents, architects, and other appropriate persons and entities concerning the feasibility and suitability of the Property and the surrounding area for the Buyer's intended purpose; (iii) investigate applicable building, zoning, fire, health, and safety codes including applicable swimming pool barrier regulations to determine any potential hazards, violations or defects in the Property; and (iv) verify any material multiple listing service ("MLS") information. If the presence of sex offenders in the vicinity or the occurrence of a disease, natural death, suicide, homicide or other crime on or in the vicinity is a material matter to the Buyer, it must be investigated by the Buyer during the Due Diligence Period. Buyer shall keep the Property free and clear of liens, shall indemnify and hold Seller harmless from all liability, claims, demands, damages, and costs, and shall repair all damages arising from the inspections. Buyer shall provide Seller and Broker(s) upon receipt, at no cost, copies of all inspection reports concerning the Property obtained by Buyer. If Buyer cancels this Contract, Buyer shall return all documents provided by the Seller and provide Seller with copies of all reports or studies generated by Buyer, provided, however, that Buyer shall not be required to deliver any such report or study if the written contract that Buyer entered into with the consultant who prepared such report or study specifically forbids the dissemination of the report or study to others. Buyer is advised to consult the Arizona Department of Real Estate *Buyer Advisory* provided by AAR to assist in Buyer's due diligence inspections and investigations.

6b. **Square Footage/Acreage:** BUYER IS AWARE THAT ANY REFERENCE TO THE SQUARE FOOTAGE/ACREAGE OF THE PROPERTY, BOTH THE REAL PROPERTY (LAND) AND IMPROVEMENTS THEREON IS APPROXIMATE. IF SQUARE FOOTAGE/ACREAGE IS A MATERIAL MATTER TO THE BUYER, IT MUST BE INVESTIGATED DURING THE DUE DILIGENCE PERIOD.

6c. **Flood Hazard:** Flood hazard designations or the cost of flood hazard insurance shall be determined by Buyer during the Due Diligence Period. If the Property is situated in an area identified as having any special flood hazards by any governmental entity, the lender may require the purchase of flood hazard insurance. Special flood hazards may also affect the ability to encumber or improve the Property.

>>

Vacant Land/Lot Purchase Contract • Updated: February 2013
Copyright © 2013 Arizona Association of REALTORS®. All rights reserved.

BW	WW	<Initials	Initials>	[signature]	
SELLER	SELLER			BUYER	BUYER

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6m. **Due Diligence Period Notice:** Prior to expiration of the Due Diligence Period, Buyer shall deliver to Seller a signed notice of any items disapproved. AAR's Vacant Land/Lot Buyer's Due Diligence Notice and Seller's Response form is available for this purpose. Buyer shall conduct all desired inspections and investigations prior to delivering such notice to Seller and all Due Diligence Period items disapproved shall be provided in a single notice.

6n. **Buyer Disapproval:** If Buyer, in Buyer's sole discretion, disapproves of any aspect of the Property, financing, title, or other matter, Buyer shall deliver to Seller notice of the items disapproved and state in the notice that Buyer elects to either:

(1) immediately cancel this Contract and all Earnest Money shall be released to Buyer, or

(2) provide the Seller an opportunity to correct the items disapproved, in which case:

(a) Seller shall respond in writing within five (5) days or ____________ days after delivery to Seller of Buyer's notice of items disapproved. Seller's failure to respond to Buyer in writing within the specified time period shall conclusively be deemed Seller's refusal to correct any of the items disapproved.

(b) **If Seller agrees in writing to correct item(s) disapproved, Seller shall correct the items, complete any repairs in a workmanlike manner and deliver any paid receipts evidencing the corrections and repairs to Buyer three (3) days or ____________ days prior to COE Date.**

(c) If Seller is unwilling or unable to correct any of the items disapproved, Buyer may cancel this Contract within five (5) days after delivery of Seller's response or after expiration of the time for Seller's response, whichever occurs first, and all Earnest Money shall be released to Buyer. If Buyer does not cancel this Contract within the five (5) days as provided, Buyer shall close escrow without correction of those items that Seller has not agreed in writing to correct.

VERBAL DISCUSSIONS WILL NOT EXTEND THESE TIME PERIODS. Only a written agreement signed by both parties will extend response times or cancellation rights.

BUYER'S FAILURE TO GIVE NOTICE OF DISAPPROVAL OF ITEMS OR CANCELLATION OF THIS CONTRACT WITHIN THE SPECIFIED TIME PERIOD SHALL CONCLUSIVELY BE DEEMED BUYER'S ELECTION TO PROCEED WITH THE TRANSACTION WITHOUT CORRECTION OF ANY DISAPPROVED ITEMS.

6o. **Inspection(s):** Seller grants Buyer and Buyer's Inspector(s) reasonable access to conduct inspection(s) of the Property for the purpose of satisfying Buyer that any corrections agreed to by the Seller have been completed and that the Property is in substantially the same condition as on the date of Contract acceptance. If Buyer does not conduct such inspection(s), Buyer releases Seller and Broker(s) from liability for any defects that could have been discovered.

7. REMEDIES

7a. **Cure Period:** A party shall have an opportunity to cure a potential breach of this Contract. If a party fails to comply with any provision of this Contract, the other party shall deliver a notice to the non-complying party specifying the non-compliance. If the non-compliance is not cured within three (3) days after delivery of such notice ("Cure Period"), the failure to comply shall become a breach of Contract.

7b. **Breach:** In the event of a breach of Contract, the non-breaching party may cancel this Contract and/or proceed against the breaching party in any claim or remedy that the non-breaching party may have in law or equity, subject to the Alternative Dispute Resolution obligations set forth herein. In the case of the Seller, because it would be difficult to fix actual damages in the event of Buyer's breach, the Earnest Money may be deemed a reasonable estimate of damages and Seller may, at Seller's option, accept the Earnest Money as Seller's sole right to damages. An unfulfilled contingency is not a breach of Contract. The parties expressly agree that the failure of any party to comply with the terms and conditions of Section 1f to allow COE to occur on the COE Date, if not cured after a cure notice is delivered pursuant to Section 7a, will constitute a material breach of this Contract, rendering the Contract subject to cancellation.

7c. **Alternative Dispute Resolution ("ADR"):** Buyer and Seller agree to mediate any dispute or claim arising out of or relating to this Contract in accordance with the REALTORS® Dispute Resolution System, or as otherwise agreed. All mediation costs shall be paid equally by the parties. In the event that mediation does not resolve all disputes or claims, the unresolved disputes or claims shall be submitted for binding arbitration. In such event, the parties shall agree upon an arbitrator and cooperate in the scheduling of an arbitration hearing. If the parties are unable to agree on an arbitrator, the dispute shall be submitted to the American Arbitration Association ("AAA") in accordance with the AAA Arbitration Rules for the Real Estate Industry. The decision of the arbitrator shall be final and nonappealable. Judgment on the award rendered by the arbitrator may be entered in any court of competent jurisdiction. Notwithstanding the foregoing, either party may opt out of binding arbitration within thirty (30) days after the conclusion of the mediation conference by notice to the other and in such event either party shall have the right to resort to court action.

7d. **Exclusions from ADR:** The following matters are excluded from the requirement for ADR hereunder: (i) any action brought in the Small Claims Division of an Arizona Justice Court (up to $2,500) so long as the matter is not thereafter transferred or removed from the small claims division; (ii) judicial or nonjudicial foreclosure or other action or proceeding to enforce a deed of trust, mortgage, or agreement for sale; (iii) an unlawful entry or detainer action; (iv) the filing or enforcement of a mechanic's lien; or (v) any matter that is within the jurisdiction of a probate court. Further, the filing of a judicial action to enable the recording of a notice of pending action ("lis pendens"),

>>

Vacant Land/Lot Purchase Contract • Updated: February 2013
Copyright © 2013 Arizona Association of REALTORS®. All rights reserved.

SELLER	SELLER	<Initials	Initials>	BUYER	BUYER

Page 7 of 10

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or order of attachment, receivership, injunction, or other provisional remedies shall not constitute a waiver of the obligation to submit the claim to ADR, nor shall such action constitute a breach of the duty to mediate or arbitrate.

7e. **Attorneys Fees and Costs:** The prevailing party in any dispute or claim between Buyer and Seller arising out of or relating to this Contract shall be awarded their reasonable attorney fees and costs. Costs shall include, without limitation, attorney fees, expert witness fees, fees paid to investigators, and arbitration costs.

8. ADDITIONAL TERMS AND CONDITIONS

8a. SAID CONTRACT IS PREDICATED ON ACCESS OF PROPERTY, BUYER DOES REALIZE PARTIAL ACCESS IS JEEP TRAIL. PROPERTY CONSISTING OF 46.28 OF THE WATERS AND SUNSET LODE MINING CLAIMS AND WATERS MILLSITE IN EUREKA MINING DISTRICT, SHOWN ON MINERAL SURVEY NO. 1260 ON FILE IN THE BUREAU OF LAND MANAGEMENT AS GRANTED BY PATENT RECORDED IN BOOK 52 OF DEEDS, PAGES 441-449, RECORDS OF YAVAPAI COUNTY, STATE OF ARIZONA, PARCEL #200-16-007B COMBINED OR 201-16-007B (TITLE COMPANY WILL ADJUST PROPERLY)ALONG WITH WATER RIGHTS (50) MINER INCHES SHOWN ON LOCATION NOTICE RECORDED IN YAVAPAI COUNTY, TERRITORY OF ARIZONA JUNE 5, 1897, IN BOOK 2 MILL-SITES AND WATER RIGHTS, PAGES 107, 108, AND 109 ALONG WITH MINERAL CERTIFICATE RECORDED NOVEMBER 24, 1900 IN BOOK 52, PAGES 441-449.

ALL CLOSING COSTS TO BE PAID BY ~~SELLER~~ Buyer including loan document preparation fees AND TAXES WILL BE PRO-RATED BETWEEN SELLER AND BUYER.

This Contract Must Be Executed by Both Parties (As is) by 6PM. June 12, 2013 Or This Contract is Null and Void. All earnest money paid to seller immediately and is non-refundable to Buyer.

8b. **Risk of Loss:** If there is any loss or damage to the Property between the date of Contract acceptance and COE or possession, whichever is earlier, by reason of fire, vandalism, flood, earthquake, or act of God, the risk of loss shall be on the Seller, provided, however, that if the cost of repairing such loss or damage would exceed ten percent (10%) of the purchase price, either Seller or Buyer may elect to cancel the Contract.

8c. **Permission:** Buyer and Seller grant Broker(s) permission to advise the public of this Contract.

8d. **Arizona Law:** This Contract shall be governed by Arizona law and jurisdiction is exclusively conferred on the State of Arizona.

8e. **Time is of the Essence:** The parties acknowledge that time is of the essence in the performance of the obligations described herein.

>>

Vacant Land/Lot Purchase Contract • Updated: February 2013
Copyright © 2013 Arizona Association of REALTORS®. All rights reserved.

SELLER	SELLER	<Initials	Initials>	BUYER	BUYER

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8q. Broker on behalf of Buyer:

VICTORIA J. BLACKBURN PRINT SALESPERSON'S NAME	vb017 AGENT CODE	REALTY ONE GROUP PRINT FIRM NAME	REG03 FIRM CODE
P.O. Box 20238 FIRM ADDRESS		AZ STATE	85358 ZIP CODE
(928) 231-3333 PREFERRED TELEPHONE	(877) 363-0754 FAX	wickenburgrealestate@gmail.com EMAIL	

8r. Agency Confirmation: The Broker named in Section 8q above is the agent of (check one):

☐ the Buyer; ☐ the Seller; or ☒ both the Buyer and Seller

8s. The undersigned agree to purchase the Premises on the terms and conditions herein stated and acknowledge receipt of a copy hereof including the Buyer Attachment.

[signature] ^BUYER'S SIGNATURE MO/DA/YR MINJAY HOLDINGS LTD. BY: ROB K	^BUYER'S SIGNATURE MO/DA/YR
398 NEW DUDEE RD. ADDRESS	CELL-519-572-5811 OR 519-895-1156 ADDRESS
KITCHENER , ONT CITY, STATE, ZIP CODE	KITCHENER,ONTARIO CA, N2P 2N7 CITY, STATE, ZIP CODE

9. SELLER ACCEPTANCE

9a. Broker on behalf of Seller:

VICTORIA J. BLACKBURN PRINT SALESPERSON'S NAME	vb017 AGENT CODE	Realty One Group PRINT FIRM NAME	REOG03 FIRM CODE
FIRM ADDRESS		STATE	ZIP CODE
(928) 231-3333 PREFERRED TELEPHONE	(877) 363-0754 FAX	wickenburgrealestate@gmail.com EMAIL	

9b. Agency Confirmation: The Broker named in Section 9a above is the agent of (check one):

☐ the Seller; or ☒ both the Buyer and Seller

9c. The undersigned agree to sell the Premises on the terms and conditions herein stated, acknowledge receipt of a copy hereof and grant permission to Broker named in Section 9a to deliver a copy to Buyer.

☐ Counter Offer is attached, and is incorporated herein by reference. Seller should sign both this offer and the Counter Offer. If there is a conflict between this offer and the Counter Offer, the provisions of the Counter Offer shall be controlling.

[signature] 6/12/13 ^SELLER'S SIGNATURE MO/DA/YR	Wanda Westbrook 6/11/13 ^SELLER'S SIGNATURE MO/DA/YR
BOBBY J. WESTBROOK SELLER'S NAME PRINTED	WANDA WESTBROOK SELLER'S NAME PRINTED
104 DARTMOUTH DR. ADDRESS	104 DARTMOUTH DR. ADDRESS
WAXAHACKIE, TX. 75164 CITY, STATE, ZIP CODE	WAXAHACHIE, TX 75165 CITY, STATE, ZIP CODE

☐ OFFER REJECTED BY SELLER: ________ MONTH ________ DAY, ________ YEAR ________ (SELLER'S INITIALS)

For Broker Use Only:
Brokerage File/Log No. __________ Manager's Initials ________ Broker's Initials ________ Date ________ MO/DA/YR

Vacant Land/Lot Purchase Contract - Updated: February 2013
Copyright © 2013 Arizona Association of REALTORS®. All rights reserved.

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Page 1 of 2

Realty One Group

Document updated: June 2000

ASSUMPTION/CARRYBACK ADDENDUM

ARIZONA ASSOCIATION OF REALTORS® REAL SOLUTIONS. REALTOR® SUCCESS.

The pre-printed portion of this form has been drafted by the Arizona Association of REALTORS®. Any change in the pre-printed language of this form must be made in a prominent manner. No representations are made as to the legal validity, adequacy and/or effects of any provision, including tax consequences thereof. If you desire legal, tax or other professional advice, please consult your attorney, tax advisor or professional consultant.

1. Seller: BOBBY J. WESTBROOK, WANDA WESTBROOK
2. Buyer: MINJAY HOLDINGS LTD. BY: ROB KELLY
3. Premises Address: 13500 S US HWY 93 , PRESCOTT, AZ
4. Date: JUNE 8, 2013

5. The following additional terms and conditions are hereby included as a part of the Contract between Seller and Buyer for the above referenced Premises.

SELLER CARRYBACK FINANCING

6. A portion of the purchase price shall be financed by the Seller and paid by the Buyer as follows:
7. Loan Amount: $ 425,000.00
8. Priority Of Loan: ☒ First ☐ Second ☐
9. Type Of Financing Instrument: Buyer shall execute a promissory note and deed of trust in favor of Seller and record the deed of trust against the Premises.
10. Interest Rate: The unpaid balance shall bear interest at the rate of SIX PER-CENT (6) % per year, beginning at the Close of Escrow.
11. Payment Intervals: The first payment is due ~~9/01/2014~~ 1/1/14 $106,250.00 Plus Interest (MO/DA/YR)
12. ☐ Monthly ☒ Quarterly ☐ Semi-annually ☐ Annually ☐ Other LAST PAYMENT ~~$106,000~~ 00 ON ~~6~~/01/2015
13. Payments on this loan shall be made at least ten (10) days prior to the due date of any periodic payment due on any prior encumbrance.
14. Account Servicing: Payments on this loan and all prior encumbrances shall be made concurrently through a single servicing account to be maintained by a
15. duly licensed account servicing agent. The parties hereby instruct servicing agent not to accept any payment without all other concurrent payments.
16. Setup and servicing fees shall be paid by ☐ Buyer ☐ Seller ☐ N/A
17. Account to be serviced by N/A
18. Payment Amount: $ ~~100,000.00~~ 106,250.00 Plus , or more, ~~including~~ the above-stated interest.
19. This note ☐ will ☒ will not require payment of impounds as follows: In addition to and at the time of the above-stated regular payment, Buyer shall pay
20. an amount equal to 1/12 the annual real estate tax, 1/12 the annual insurance premium, 1/12 annual assessment, ☐ Other
21. Loan Term: ☐ Amortizing over 2 years ☐ If balloon payment, principal balance due on or before
22. ☐ Interest-only payments, with principal balance due on or before
23. Late Payments: If late, Buyer shall pay late fees: ☒ Yes ☐ No If Yes, payments which are at least 30 days past due shall
24. be subject to a late fee of ~~$100.00~~ $1,000.00 . If any balloon payment is late, then the late fee per day will be $
25. Any late payments received without applicable late charges shall be accepted by the account servicing agent and unpaid late charges shall be
26. accumulated as a separate balance that shall not accrue interest.
27. Default Rate: If payment(s) is/are at least 30 days past due, then the principal balance shall bear interest at a default rate of five percent (5%) over the
28. interest rate as stated on Line 10. Said default rate shall begin on the 31st day following the due date of the payment(s) until payment(s) is/are brought
29. current Payment(s) is/are first applied to accrued interest and penalties, then to principal.
30. Credit Evaluation: This sale ☐ is ☒ is not contingent upon Seller's approval of Buyer's credit. If contingent, Buyer shall provide to Seller a
31. current credit report from a credit reporting agency and a completed loan application on the current Fannie Mae form within five (5) days after acceptance
32. of this Contract. Reasonable disapproval of Buyer's credit requires written notice from Seller to Escrow Company within five (5) days after receipt by Seller
33. of current credit report and completed loan application. Approval will not be unreasonably withheld.
34. Due On Sale: Loan created ☐ is ☒ is not due on sale of the Premises. If loan created herein is due on sale of Premises, the promissory note
35. and deed of trust shall provide that the promissory note and deed of trust become immediately due and payable in the event that the Premises are
36. sold, transferred, or conveyed in any manner.
37. Buyer's Liability: On certain qualified residential property, the Seller understands that under Arizona law, the Buyer may have no personal liability in
38. case of a default and that the Seller's only recourse may be the property as the sole and exclusive source for repayment of the debt. Buyer shall
39. furnish to Seller, at Buyer's expense, a Standard Loan Policy in the full amount of any loan carried back by Seller and secured by the real property
40. described in Line 3 of this Addendum. Such Standard Loan Policy shall show that Seller's lien has the priority agreed to by the parties.
41. Taxes: In the absence of a tax impound account, Buyer shall provide and pay for a tax service contract over the life of this loan which will provide a
42. delinquency notice to Seller, or any successor in interest to the Seller, of any unpaid taxes.
43. Insurance: Buyer shall provide, maintain, and deliver to Seller hazard insurance satisfactory to, and with loss payable to Seller, in at least the amount
44. of all encumbrances against the Premises. This provision shall be made a part of the language of the deed of trust.

>>

Assumption/Carryback Addendum - Updated: June 2000

Copyright © 2000 Arizona Association of REALTORS®. All rights reserved.

BW	WW	<Initials	Initials>	[signature]	
SELLER	SELLER			BUYER	BUYER

Page 1 of 2

Realty One Group 17235 N. 75th Ave. Glendale, AZ 85308
Phone: (928)231-3333 Fax: 1-877-363-0754 Victoria Blackburn

Untitled

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Assumption/Carryback Addendum >> Page 2 of 2

ASSUMPTION OF EXISTING FIRST LOAN

Buyer agrees to assume the existing loan(s) and pay all payments subsequent to Close of Escrow.

Assumption: This sale ☐ is ☐ is not contingent upon the Buyer qualifying for assumption of the existing first loan. This assumption is contingent upon the Buyer's approval of the terms and conditions of the loan being assumed within ______ days of Contract acceptance.

If more than one loan is being assumed, see Additional Terms and Conditions beginning on Line 65 of this Addendum.

Seller's Liability: This sale ☐ is ☐ is not contingent upon Seller being released by lender from liability for loan being assumed. If Seller is not released from liability, Seller acknowledges that Seller may have liability to lender in the event of a Buyer Default.

Type of Loan: ☐ Conventional ☐ VA ☐ FHA ☐ Other ______

Current Interest Rate: ☐ Fixed ☐ Adjustable ______ %

Current Payment Amount: $ ______ ☐ PITI ☐ PI ☐ Other ______

Loan Balance: $ ______

The balance of any encumbrance being assumed is approximate. Any difference shall be reflected in the:
☐ Cash Down Payment ☐ Seller Carryback ☐ Other ______

Impounds: Buyer shall ☐ reimburse Seller for any impounds transferred to Buyer or ☐ ______

Loan Transfer and Assumption Fees: To be paid by ☐ Buyer ☐ Seller ☐ ______ All other lender charges shall be paid by Buyer.

Credit Evaluation: This sale ☐ is ☐ is not contingent upon Seller's approval of Buyer's credit. If contingent, Buyer shall provide to Seller a current credit report from a credit reporting agency and a completed loan application on the current Fannie Mae form within five (5) days after acceptance of this Contract. Reasonable disapproval of Buyer's credit requires written notice from Seller to Escrow Company within five (5) days after receipt by Seller of current credit report and completed loan application. Approval will not be unreasonably withheld.

Lender Requirements: Buyer and Seller agree to cooperate fully with lender and supply the necessary documentation to complete the assumption.

Mortgage Insurance: The loan assumed may include mortgage insurance, which Buyer also assumes and agrees to pay, exclusive of mortgage life insurance.

ADDITIONAL TERMS AND CONDITIONS

CONSISTING OF 46.28 ACES OF WATERS AND SUNSET LODE MINING CLAIMS AND WATER MILLSITE IN EUREKE MINING DISTRICT SHOWN ON MINERAL SURVEY NO.1260 ON FILE IN THE BUREAU OF LAND MANAGEMENT AS GRANTED BY PATENT RECORDED IN BOOK 52 OF DEEDS, PAGES 441-449. RECORDS OF YAVAPAI COUNTY, STATE OF ARIZONA, PARCEL # 200-16-007B OR COMBINED TO BE 201-15-007B ALONG WITH WATER RIGHTS (50)MINERS INCHES SHOWN ON LOCATION NOTICE RECORDED IN YAVAPAI COUNTY, TERRITORY OF ARIZONA JUNE 5, 1897, IN BOOK 2 MILL-SITES AND WATER RIGHTS, PAGES 107, 108, AND 109 ALONG MINERAL CERTIFICATE RECORDED NOVEMBER 24, 1900 IN BOOK 52, PAGES 441-449.

The undersigned agree to these additional terms and conditions and acknowledge receipt of a copy hereof.

[signature] ^ BUYER'S SIGNATURE	MO/DA/YR	^ BUYER'S SIGNATURE	MO/DA/YR
MINJAY HOLDINGS LTD. BY: ROB K			
[signature] ^ SELLER'S SIGNATURE BOBBY J. WESTBROOK	6-11-13 MO/DA/YR	Wanda Westbrook ^ SELLER'S SIGNATURE WANDA WESTBROOK	6-11-13 MO/DA/YR

For Broker Use Only:
Brokerage File/Log No. ______ Manager's Initials ______ Broker's Initials ______ Date ______ MO/DA/YR

(Added February 2012)

Assumption/Carryback Addendum • Updated: June 2000
Copyright © 2000 Arizona Association of REALTORS® All rights reserved.

BW | | <Initials | Initials> [initials] |
SELLER | SELLER | | BUYER | BUYER

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WATERS.

LOCATION NOTICE

Of the Waters Mill-Site Claim and Water Right.

KNOW ALL MEN BY THESE PRESENTS: That we the undersigned have this day located a Mill-Site for the purpose of erecting suitable works for reducing the ores of the Waters Mining Claim, together with six other mining claims known and called the Waters Group of Mining Claims, situated in Eureka Mining District, Yavapa County, Arizona territory. The Exterior boundaries of said Waters Mill-Site Claim are as follows, viz:-

Commencing at a monument of stone at N.E.corner of claim, and running thence in a Westerly diriction 466 1/2 feet to monument of stone at N.W.corner of claim, thence in a Southerly direction 466 1/2 feet to a monument of stone at S.W.corner of claim, thence in a Easterly direction 466 1/2 feet to monument of stone at S.E.corner of claim thence in a Northerly direction 466 1/2 feet to monument of stone at N.E.corner of claim, and place of beginning.

This location may be more generally described as being situated on Santa Maria Creek about two miles below a ranch known as the Mexican Ranch about 3/4 mile Westof the "Howell Group" of Mines & about One thousand feet South of the Waters Mine in Yavapai County Arizona. That we have also located in connection with said Mill-site Claim Fifty (50) inches miners' measure of the water of this Santa Maria Creek, under and in accordance with the laws of the Territory of Arizona regulating the location and possession of water rights, said water to be taken from the Creek about one mile above & East & to be conveyed to the mill by pipe line, the water to be stored in the reservoir at the point where it ist taken from the Creek.

Dated on the ground this, 12th., day of April, 1890.

Witness: T.C.Bowe.

.... D.C.Thorne.

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Recorded at request of D.C.Thorne, Apr., 18" A.D.1890, at 12 O'clock M, in Book 2 Mill-Sites and Water Rights, Pages 107-108 and 109, Records of Yavapai County, Arizona.

(L.S.) Charles H.Akers,

By J.M.Aitken, County Recorder.

Deputy.

TERRITORY OF ARIZONA, )
)SS.
COUNTY OF YAVAPAI. )

I, W.I.JOHNSON, County Recorder in and for said County and Territory, and Custodian of the Records thereof, do hereby certify that I have compared the above and foregoing with, and the same is a full, true and correct copy of the Location Notice of the Waters Mill-Site Claim, and Water Right as the same appears on the records in Book 2 Mill-Sites and Water Rights, Pages 107, 108 and 109, Records of Yavapai County, Arizona.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this 5th., day of June A.D.1897.

W. I. Johnson

County Recorder.

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